SOUND EQUITY INCOME ETF

Schedule of Investments at February 28, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.6%
Advertising - 5.4%
Omnicom Group, Inc.	14,744	$1,335,364

Apparel - 2.1%
Carter’s, Inc.	6,805	513,029

Banks - 8.6%
Citigroup, Inc.	14,151	717,314
M&T Bank Corp.	4,527	702,998
Truist Financial Corp.	15,075	707,771
		2,128,083
Chemicals - 6.7%
Dow, Inc.	9,313	532,704
LyondellBasell Industries NV	11,782	1,130,954
		1,663,658
Commercial Services - 2.7%
H&R Block, Inc.	18,380	676,384

Computers - 3.2%
International Business Machines Corp.	6,100	788,730

Cosmetics & Personal Care - 2.2%
Unilever PLC - ADR	11,037	551,077

Diversified Financial Services - 3.4%
Franklin Resources, Inc.	28,693	845,583

Electric - 5.5%
Edison International	9,625	637,271
Entergy Corp.	3,497	359,737
NorthWestern Corp.	6,386	368,983
		1,365,991
Healthcare - Products - 3.8%
Patterson Companies, Inc.	35,426	939,497

Housewares - 1.3%
Newell Brands, Inc.	21,716	319,008

Insurance - 3.6%
Principal Financial Group, Inc.	9,828	880,196

Office & Business Equipment - 2.0%
Xerox Holdings Corp.	30,604	504,660

Oil & Gas - 8.7%
TotalEnergies SE - ADR	14,216	880,113
Valero Energy Corp.	9,698	1,277,517
		2,157,630
Packaging & Containers - 5.3%
Greif, Inc. - Class B	16,039	1,319,689

Pharmaceuticals - 13.0%
AbbVie, Inc.	8,345	1,284,295
GSK PLC - ADR	21,091	722,789
Johnson & Johnson	3,230	495,030
Pfizer, Inc.	17,757	720,401
		3,222,515
Pipelines - 7.1%
Enbridge, Inc.	25,878	970,943
ONEOK, Inc.	12,187	797,639
		1,768,582
Retail - 5.8%
MSC Industrial Direct Co., Inc. - Class A	6,428	543,294
Walgreens Boots Alliance, Inc.	25,198	895,285
		1,438,579
Savings & Loans - 3.2%
New York Community Bancorp, Inc.	89,878	798,117

Telecommunications - 6.0%
AT&T, Inc.	37,790	714,609
Cisco Systems, Inc.	16,204	784,598
		1,499,207
Total Common Stocks
(Cost $23,427,901)		24,715,579

Short Term Investments - 0.1%
Money Market Fund - 0.1%
First American Government Obligations Fund, Class X, 4.370% (1)	28,484	28,484
Total Short-Term Investments
(Cost $28,484)		28,484

Total Investments in Securities - 99.7%
(Cost $23,456,385)		24,744,063
Other Assets in Excess of Liabilities - 0.3%		86,737
Net Assets - 100.0%		$24,830,800

ADR	American Depositary Receipt.
(1)	The rate shown is the annualized seven-day effective yield as of February 28, 2023.

Summary of Fair Value Exposure at February 28, 2023 (Unaudited)

The Sound Equity Income ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$24,715,579	$–	$–	$24,715,579
Short-Term Investments	28,484	–	–	28,484
Total Investments in Securities	$24,744,063	$–	$–	$24,744,063

(1) See Schedule of Investments for industry breakout.